INVESTMENTS	9 Months Ended
Sep. 30, 2025
Investments, All Other Investments [Abstract]
INVESTMENTS

9.	INVESTMENTS

Available-for-Sale Securities at Fair Value

The following table provides a detailed breakdown of investments in financial assets (in thousands) as reported in the interim condensed consolidated balance sheets:

Description	Cost or Amortized Cost December 31, 2024	Cost or Amortized Cost September 30, 2025	Estimated Fair Value December 31, 2024	Deposit / (Withdraw)	Dividends, Interest & Income	Gross Unrealized Gains	Estimated Fair Value September 30, 2025
Fixed Income	$9,289	$19,395	$9,370	$9,511	$514	$(128)	$19,267
Investment Certificate	79	85	79	6	-	-	85
Total	$9,368	$19,480	$9,449	$9,517	$514	$(128)	$19,352

Investment securities are recorded at fair value. The Company’s investment securities portfolio consists primarily of debt securities issued by U.S. government agencies, local municipalities and certain corporate entities. The products in the Company’s investment portfolio have maturity dates ranging from less than one year to over 20 years.

The fair value of investment securities is impacted by interest rates, credit spreads, market volatility, and liquidity conditions. Net unrealized gains and losses in the portfolio are included in other comprehensive income (loss).

At each balance sheet date, the Company assesses available-for-sale securities in an unrealized loss position to determine whether the decline in fair value below amortized cost is a result of credit losses or other factors, whether the Company expects to recover the amortized cost of the security, the Company’s intent to sell and if it is more likely than not that the Company will be required to sell the securities before the recovery of amortized cost. For the three and nine months ended September 30, 2025 and three and nine months ended September 30, 2024, no allowance for credit losses was recorded.

Equity Investment

On June 30, 2025, the Company executed an agreement to acquire a 2.3% minority equity interest in Flyhomes, Inc. (“Flyhomes”), a real estate technology company. The Company’s total investment in Flyhomes, through preferred shares, is $2.25 million. As the fair value of the investment is not readily determinable, the Company is applying the measurement alternative under ASC 321, accounting for investment at cost, less any impairment and adjusted for observable price changes in orderly transactions for the identical or a similar investment. As of September 30, 2025, no impairment or observable price changes have been identified. The investment is classified as an investment in equity securities in the interim condensed consolidated balance sheets.